Exhibit 99.1

FOR IMMEDIATE RELEASE	Media relations contact:
Charles Coleman, (626) 302-7982
Investor relations contact: Scott Cunningham, (626) 302-2540

Edison International Reports First Quarter 2011 Financial Results

ROSEMEAD, Calif., May 2, 2011 – Edison International (NYSE: EIX) today reported first quarter 2011 basic earnings of $0.61 per share, compared to $0.72 per share in the same quarter last year. Core earnings in the first quarter of 2011 were $0.62 per share compared to $0.82 per share in the first quarter of 2010. Higher first quarter earnings at Southern California Edison (SCE) were more than offset by lower results at Edison Mission Group (EMG).

“Our first quarter results are consistent with our 2011 earnings outlook,” said Ted Craver, chairman and chief executive officer of Edison International.

First Quarter Earnings Detail

SCE’s first quarter 2011 basic earnings were $0.68 per share compared to $0.50 per share in the first quarter of 2010. This increase reflects a non-core charge of $0.12 per share related to federal health care legislation recorded during the first quarter of 2010. Core earnings were $0.68 per share for the first quarter of 2011 compared to $0.62 per share in the same quarter last year. The increase in core earnings was primarily due to rate base growth.

EMG’s first quarter 2011 basic losses were $(0.06) per share compared to earnings of $0.24 per share in the first quarter of 2010. Core losses were $(0.05) per share compared to core earnings of $0.22 per share in the same quarter last year. The decline in results was driven by lower generation, realized energy prices and trading revenue. In addition, EMG recorded income from two projects of $0.06 per share in the first quarter of 2010 without comparable amounts in 2011.

Edison International parent company and other losses were $(0.01) per share in the first quarter of 2011, compared to losses of $(0.02) per share in the first quarter of 2010.

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Note: Basic earnings (losses) per share refer to basic earnings (losses) per common share attributable to Edison International throughout this release. Core earnings (losses) is a non-GAAP financial measure. See Reconciliation of Core Earnings to Basic Earnings and Reconciliation of Core Earnings Per Share Guidance to Revised Basic Earnings Per Share Guidance.

Edison International Reports First Quarter 2011 Financial Results

2011 Earnings Guidance

Previously announced annual core earnings guidance of $2.60–$2.90 per share is reaffirmed. See the risk disclosure statement on page 3 and the financial teleconference presentation accompanying the company’s earnings conference call for further information.

Reconciliation of Core Earnings Guidance to

Basic Earnings Guidance1

Core Earnings Per Share[1]	February 28, 2011 2011 Earnings Guidance	May 2, 2011 2011 Earnings Guidance
EIX core earnings	$2.60 – $2.90	$2.60 – $2.90
Non-Core Items[2]	—	(0.01)

EIX basic earnings per share	$2.60 – $2.90	$2.59 – $2.89

Midpoint of 2011 core guidance by business segment:
SCE	$3.08	$3.08
EMG	(0.19)	(0.19)
EIX parent company and other	(0.14)	(0.14)

Total	$2.75	$2.75

1	See Use of Non-GAAP Financial Measures on page 3. Basic earnings per share refer to basic earnings per common share attributable to Edison International common shareholders.
2	Represents results of discontinued operations for the first quarter of 2011.

About Edison International

Edison International, through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, California, Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities, and Edison Mission Group, a competitive power generation business.

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Edison International Reports First Quarter 2011 Financial Results

Appendix

Use of Non-GAAP Financial Measures, Conference Call Information,

Risk Disclosure Statement and Financial Schedules

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings (losses) and earnings (losses) per share (EPS) by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings (losses) and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook to facilitate comparisons of the Company’s performance from period to period.

Core earnings (losses) is a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and GAAP earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders and Edison International GAAP earnings per share refers to basic earnings per common share attributable to Edison International common shareholders. Core earnings are reconciled to basic earnings in the attached tables. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income (loss) attributable to the common shareholders of each operating subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EIX core EPS and core EPS by principal operating subsidiary are reconciled to basic EPS.

Reminder: Edison International Will Hold a Conference Call Today

Today, Edison International will hold a conference call to discuss its first quarter 2011 financial results at 8 a.m. (Pacific Daylight Time). Two-way participation in the telephone call is limited to financial analysts and investors, while all other interested parties are invited to participate in a simultaneous webcast at www.edisoninvestor.com. A presentation accompanying management’s comments on the conference call will be available at www.edisoninvestor.com. The domestic call-in number is (800) 369-2198 and the number for international callers is (773) 756-4618. The ID is “Edison”. In addition to the live simulcast, the webcast will remain posted at www.edisoninvestor.com and telephone replays will be available through May 9, 2011 at the following numbers: (800) 944-3336 for callers in the United States and (203) 369-3426 for international callers. The replay passcode is 80709.

Risk Disclosure Statement

Statements contained in this news release about future performance, including, without limitation, earnings guidance, asset and rate base growth, load growth, capital investments and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2010 Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission which are available on our web site: www.edisoninvestor.com.

Edison International Reports First Quarter 2011 Financial Results

Summary Financial Schedules

First Quarter Basic Earnings Per Share

	Quarter Ended March 31,
Earnings (Losses) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$0.68	$0.50	$0.18
EMG	(0.05)	0.22	(0.27)
EIX parent company and other	(0.01)	(0.02)	0.01

EIX earnings from continuing operations	0.62	0.70	(0.08)

EIX earnings (losses) from discontinued operations	(0.01)	0.02	(0.03)

EIX basic earnings[1]	$0.61	$0.72	$(0.11)

EIX diluted earnings	$0.61	$0.72	$(0.11)

1	The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

First Quarter Reconciliation of Core Earnings Per Share to Basic Earnings Per Share

	Quarter Ended March 31,
Earnings (Losses) Per Common Share Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (losses)[1]
SCE	$0.68	$0.62	$0.06
EMG	(0.05)	0.22	(0.27)
EIX parent company and other	(0.01)	(0.02)	0.01

EIX core earnings	0.62	0.82	(0.20)

Non-core items
SCE – Regulatory items	—	(0.12)	0.12
EMG – Earnings (losses) from discontinued operations	(0.01)	0.02	(0.03)

Total non-core items	(0.01)	(0.10)	0.09

EIX basic earnings[1]	$0.61	$0.72	$(0.11)

1	See Use of Non-GAAP Financial Measures on page 3. The impact of participating securities on the per share amounts is included in EIX parent company and other and was zero per share for both quarters.

Edison International Reports First Quarter 2011 Financial Results

First Quarter Basic Earnings

	Quarter Ended March 31,
Earnings (Losses) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
SCE	$222	$164	$58
EMG	(18)	71	(89)
EIX parent company and other	(2)	(5)	3

EIX earnings from continuing operations	202	230	(28)
EIX earnings (losses) from discontinued operations	(2)	6	(8)

EIX basic earnings	$200	$236	$(36)

First Quarter Reconciliation of Core Earnings to Basic Earnings

	Quarter Ended March 31,
Earnings (Losses) (in millions) Attributable to Edison International (Unaudited)	2011	2010	Change
Core Earnings (losses)[1]
SCE	$222	$203	$19
EMG	(18)	71	(89)
EIX parent company and other	(2)	(5)	3

EIX core earnings	202	269	(67)

Non-core items
SCE – Regulatory items	—	(39)	39
EMG – Earnings (losses) from discontinued operations	(2)	6	(8)

Total non-core items	(2)	(33)	31

EIX basic earnings	$200	$236	$(36)

1	See Use of Non-GAAP Financial Measures on page 3.

Edison International Reports First Quarter 2011 Financial Results

Consolidated Statements of Income

Consolidated Statements of Income

	Three months ended March 31,
(in millions, except per-share amounts, unaudited)	2011	2010
Electric utility	$2,230	$2,159
Competitive power generation	552	652
Other	—	(1)

Total operating revenue	2,782	2,810

Fuel	258	295
Purchased power	508	608
Operations and maintenance	1,149	1,037
Depreciation, decommissioning and amortization	417	369
Lease terminations and other	—	3

Total operating expenses	2,332	2,312

Operating income	450	498
Interest and dividend income	4	19
Equity in income (loss) from unconsolidated affiliates – net	(5)	18
Other income	41	34
Interest expense – net of amounts capitalized	(196)	(168)
Other expenses	(13)	(8)

Income from continuing operations before income taxes	281	393
Income tax expense	65	150

Income from continuing operations	216	243
Income (loss) from discontinued operations – net of tax	(2)	6

Net income	214	249
Dividends on preferred and preference stock of utility	14	13

Net income attributable to Edison International common shareholders	$200	$236

Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$202	$230
Income (loss) from discontinued operations, net of tax	(2)	6

Net income attributable to Edison International common shareholders	$200	$236

Basic earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326
Continuing operations	$0.62	$0.70
Discontinued operations	(0.01)	0.02

Total	$0.61	$0.72

Diluted earnings per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	328	328
Continuing operations	$0.62	$0.70
Discontinued operations	(0.01)	0.02

Total	$0.61	$0.72
Dividends declared per common share	$0.320	$0.315

Edison International Reports First Quarter 2011 Financial Results

Consolidated Balance Sheets

Consolidated Balance Sheets

(in millions, unaudited)	March 31, 2011	December 31, 2010
ASSETS
Cash and cash equivalents	$1,298	$1,389
Receivables, less allowances of $87 and $85 for uncollectible accounts at respective dates	782	931
Accrued unbilled revenue	410	442
Inventory	586	568
Prepaid taxes	533	390
Derivative assets	115	133
Restricted cash	10	2
Margin and collateral deposits	50	65
Regulatory assets	407	378
Other current assets	145	124

Total current assets	4,336	4,422

Nuclear decommissioning trusts	3,619	3,480
Investments in unconsolidated affiliates	544	559
Other investments	232	223

Total investments	4,395	4,262

Utility property, plant and equipment, less accumulated depreciation of $6,488 and $6,319 at respective dates	25,276	24,778
Competitive power generation and other property, plant and equipment, less accumulated depreciation of $1,940 and $1,865 at respective dates	5,437	5,406

Total property, plant and equipment	30,713	30,184

Derivative assets	355	437
Restricted deposits	40	47
Rent payments in excess of levelized rent expense under plant operating leases	1,219	1,187
Regulatory assets	4,450	4,347
Other long-term assets	653	644

Total long-term assets	6,717	6,662

Total assets	$46,161	$45,530

Edison International Reports First Quarter 2011 Financial Results

Consolidated Balance Sheets

Consolidated Balance Sheets

(in millions, except share amounts, unaudited)	March 31, 2011	December 31, 2010
LIABILITIES AND EQUITY
Short-term debt	$334	$115
Current portion of long-term debt	53	48
Accounts payable	1,059	1,362
Accrued taxes	54	52
Accrued interest	221	205
Customer deposits	211	217
Derivative liabilities	222	217
Regulatory liabilities	778	738
Other current liabilities	761	998

Total current liabilities	3,693	3,952

Long-term debt	12,522	12,371

Deferred income taxes	5,908	5,625
Deferred investment tax credits	120	122
Customer advances	112	112
Derivative liabilities	476	468
Pensions and benefits	2,282	2,260
Asset retirement obligations	2,576	2,561
Regulatory liabilities	4,733	4,524
Other deferred credits and other long-term liabilities	2,030	2,041

Total deferred credits and other liabilities	18,237	17,713

Total liabilities	34,452	34,036

Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,340	2,331
Accumulated other comprehensive loss	(77)	(76)
Retained earnings	8,413	8,328

Total Edison International’s common shareholders’ equity	10,676	10,583

Preferred and preference stock of utility	1,030	907
Other noncontrolling interests	3	4

Total noncontrolling interests	1,033	911
Total equity	11,709	11,494

Total liabilities and equity	$46,161	$45,530

Edison International Reports First Quarter 2011 Financial Results

Consolidated Statements of Cash Flows

Consolidated Statements of Cash Flows

	Three months ended March 31,
(in millions, unaudited)	2011	2010
Cash flows from operating activities:
Net income	$214	$249
Less: Income (loss) from discontinued operations	(2)	6

Income from continuing operations	216	243
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	417	369
Regulatory impacts of net nuclear decommissioning trust earnings (reflected in accumulated depreciation)	41	38
Other amortization	37	24
Lease terminations and other	—	3
Stock-based compensation	7	7
Equity in income (loss) from unconsolidated affiliates – net	5	(18)
Distributions and dividends from unconsolidated entities	5	22
Deferred income taxes and investment tax credits	226	218
Income from leveraged leases	(1)	(1)
Changes in operating assets and liabilities:
Receivables	128	150
Inventory	(18)	(2)
Margin and collateral deposits – net of collateral received	15	(6)
Prepaid taxes	(143)	(104)
Other current assets	(6)	(47)
Rent payments in excess of levelized rent expense	(32)	(45)
Accounts payable	(49)	(138)
Accrued taxes	1	(6)
Other current liabilities	(207)	(182)
Derivative assets and liabilities – net	106	695
Regulatory assets and liabilities – net	(42)	(636)
Other assets	(7)	(11)
Other liabilities	21	20
Operating cash flows from discontinued operations	(2)	6

Net cash provided by operating activities	718	599

Cash flows from financing activities:
Long-term debt issued	82	541
Long-term debt issuance costs	(1)	(14)
Long-term debt repaid	(9)	(343)
Preference stock issued	123	—
Short-term debt financing – net	294	192
Settlements of stock-based compensation – net	(7)	(1)
Dividends and distributions to noncontrolling interests	(13)	(13)
Dividends paid	(104)	(103)

Net cash provided by financing activities	$365	$259

Edison International Reports First Quarter 2011 Financial Results

Consolidated Statements of Cash Flows

Consolidated Statements of Cash Flows

	Three months ended March 31,
(in millions, unaudited)	2011	2010
Cash flows from investing activities:
Capital expenditures	$(1,133)	$(951)
Proceeds from sale of nuclear decommissioning trust investments	622	286
Purchases of nuclear decommissioning trust investments and other	(669)	(335)
Proceeds from partnerships and unconsolidated subsidiaries, net of investment	5	32
Investments in other assets	1	(54)
Effect of consolidation and deconsolidation of variable interest entities	—	(91)

Net cash used by investing activities	(1,174)	(1,113)

Net decrease in cash and cash equivalents	(91)	(255)
Cash and cash equivalents, beginning of year	1,389	1,673

Cash and cash equivalents, end of year	$1,298	$1,418